UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 19, 2003

                                  -------------
                                  ELINEAR, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                     0-07418             76-0478045
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE       (IRS EMPLOYER
        INCORPORATION)                 NUMBER)         IDENTIFICATION NO.)

            7240 BRITTMOORE, SUITE 118, HOUSTON, TEXAS          77041
            ------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 896-0500



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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

EXHIBIT NUMBER

99.1           Press  Release  dated  November 14, 2003, entitled "eLinear, Inc.
               Reports  Third  Quarter  Results  and  130% Increase in Revenue."

Item 9. REGULATION FD DISCLOSURE

     Attached hereto as Exhibit 99.1 is a copy of eLinear's press release dated November 19, 2003 announcing a 130% increase in revenue and statements of operations for the three and six month periods ended September 30, 2003 and 2002. This information is being provided in response to Items 9 and 12 of this Form.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              eLinear, Inc.

                                              (Registrant)

                                              By:  /s/ Kevan M. Casey
                                                   ------------------
                                                   (Signature)

                                                   Kevan M. Casey
                                                   Chief Executive Officer

November 20, 2003
(Date)


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